Pages where confidential treatment has been requested are stamped “Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission,” and places where information has been redacted have been marked with (***).

Exhibit 10.25J

ELEVENTH AMENDMENT

TO

AMENDED AND RESTATED

CSG MASTER SUBSCRIBER MANAGEMENT SYSTEM AGREEMENT

BETWEEN

CSG SYSTEMS, INC.

AND

CHARTER COMMUNICATIONS HOLDING COMPANY, LLC

This Eleventh Amendment (the “Amendment”) is made by and between CSG Systems, Inc., a Delaware corporation (“CSG”), and Charter Communications Holding Company, LLC, a Delaware limited liability company (“Customer”).  CSG and Customer entered into that certain Amended and Restated CSG Master Subscriber Management System Agreement dated February 9, 2009, as amended (the “Agreement”), and now desire to further amend the Agreement in accordance with the terms and conditions set forth in this Amendment.  If the terms and conditions set forth in this Amendment shall be in conflict with the Agreement, the terms and conditions of this Amendment shall control.  Any terms in initial capital letters or all capital letters used as a defined term but not defined in this Amendment shall have the meaning set forth in the Agreement.  Upon execution of this Amendment by the parties, any subsequent reference to the Agreement between the parties shall mean the Agreement as amended by this Amendment.  Except as amended by this Amendment, the terms and conditions set forth in the Agreement shall continue in full force and effect according to their terms.

CSG and Customer agree to the following upon the Effective Date:

1.   Customer desires to use and CSG hereby agrees to provide CSG Workforce Express® GPS System Service via Gateway in accordance with the terms of this Amendment.   Therefore, for the fees set forth in Schedule F of the Agreement, the parties agree as follows:

a.    Schedule B, “Products,” to the Agreement shall be modified by adding the following Product to the section entitled, "Product Description":

CSG Workforce Express® (“WFX”) GPS System Service via Gateway:  The GPS System Service via Gateway populates and displays vehicle location and status data on the CSG Workforce Management® application’s Routing and Dispatch system.  Customer will select and retain one or more CSG certified third party GPS vendors (“GPS Vendor”) to provide GPS data over an interface established and maintained by the GPS Vendor (“GPS Interface”) to CSG’s WFX; all fees and expenses charged by such GPS Vendor to Customer shall be payable by Customer and CSG shall have no liability or obligation therefore.  The GPS data is transmitted by such GPS Vendor over the GPS Interface at an update interval determined between Customer and the GPS Vendor, but generally between *** (*) and **** (*) *******, consistent with all terms and conditions of the Master Agreement. GPS data transmitted by the GPS Vendor over the GPS Interface integrates with WFX mapping functionality to provide real-time location information of Customer’s service vehicles relative to scheduled jobs.  Customer hereby acknowledges that:

(a)    The GPS Vendor is restricted to sending only GPS data certified for use within the specifications of the GPS Interface. Use of additional GPS data, vehicle-related data or other data shall require further discussion and analysis among CSG, Customer and the GPS Vendor and shall be set forth in schedules, exhibits or addenda to this Agreement as may be made by the parties from time to time;

(b)     CSG’s certification of the GPS Vendor’s GPS data integration into WFX does not warrant the operational reliability and/or data integrity of the GPS Vendor’s GPS system;

(c)     The GPS Vendor is responsible for obtaining and maintaining its certification status with CSG and CSG shall not be liable to Customer for any delay, interruption or failure by the GPS Vendor to perform under any agreements between Customer and the GPS Vendor as a result of the GPS Vendor’s failure to obtain or maintain its certification status with CSG; and

(d)     CSG shall not be liable to Customer for any delay, interruption or failure by the GPS Vendor to perform

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

under any agreements between Customer and the GPS Vendor as a result of the termination or expiration of any contract between CSG and the GPS Vendor with respect to the Interface.

b.    Schedule F, “Fees,” section titled, "CSG Licensed Products," Section III, "Workforce Management" Subsection B, "CSG Workforce Express GPS services" to the Agreement shall be modified by adding the following:

Description of Item/Unit of Measure	Frequency	Fee
2. CSG Workforce Express GPS System Service via Gateway (per unit) (Note 1) (Note 2)
•Support for each unit	*******	$****

Note 1: Monthly Fees per unit are chargeable as of the ***** *** of the ***** ***** during which Customer’s GPS Vendor transmits GPS data to WFX over the GPS Vendor’s Interface.  Thereafter, Monthly Fees per unit will be chargeable for any ***** during which Customer’s GPS Vendor transmits GPS data for such unit to WFX over the GPS Vendor’s Interface.

Note 2: All implementation and associated fees shall be set forth in a mutually agreed upon statement of work.

c.     Customer agrees to be invoiced for a ******* ******* amount of ***** ******* (***) ***** or ****** ******* (**%) of the ***** (*) ***** ******* **** ******* ***, whichever is larger upon successful completion of the trial and rollout phases of the implementation dates which shall be set forth in a mutually agreeable statement of work.

d.    Term.  The term of this Amendment will be one year from the Effective Date below, renewable on an ****** basis, subject to the mutual written agreement between the parties.

THIS AMENDMENT is executed on the day and year last signed below (the “Effective Date”).

CHARTER COMMUNICATIONS HOLDING COMPANY, LLC (“CUSTOMER”) By: Charter Communications, Inc., its Manager	CSG SYSTEMS, INC. (“CSG”)
By: /s/ Thomas J. Gorman	By: /s/ Joseph T. Ruble
Title: VP, Field Operations	Title: EVP - General Counsel
Name: Thomas J. Gorman	Name: Joe Ruble
Date: 4-22-10	Date: 4-27-10